                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement         [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                    UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

--------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

    (3) Filing party:

--------------------------------------------------------------------------------

    (4) Date filed:

--------------------------------------------------------------------------------

                      Universal Automotive Industries, Inc.
                            3350 North Kedzie Avenue
                             Chicago, Illinois 60618
                                 (773) 478-2323


                    -----------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 7, 1999
                    -----------------------------------------


To The Stockholders of Universal Automotive Industries, Inc.:

         The Annual Meeting of Stockholders of Universal Automotive Industries, Inc. (the "Company") will be held on Monday, June 7, 1999, at 10:00 a.m., at the Radisson Hotel Lincolnwood, 4500 West Touhy Avenue, Lincolnwood, Illinois, for the following purposes:

         1. To elect six Directors to serve until the next annual meeting of stockholders or until their successors are elected or qualified;

         2. To ratify the appointment of Altschuler, Melvoin and Glasser LLP as the Company's independent auditors for 1999; and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only Stockholders of record as of the close of business on April 30, 1999, will be entitled to notice of and to vote at the meeting or at any adjournment thereof. A copy of Universal Automotive Industries, Inc. Annual Report to Stockholders for the year ended December 31, 1998 is enclosed.

                                           By Order of The Board of Directors:



                                           Jerome J. Hiss
                                           Secretary

Chicago, Illinois
May 7, 1999

                             YOUR VOTE IS IMPORTANT

         REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL ASSURE THAT A QUORUM IS PRESENT AT THE MEETING AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION OF PROXIES.

                      UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.
                            3350 North Kedzie Avenue
                             Chicago, Illinois 60618

                              -------------------

                                PROXY STATEMENT

                              -------------------

                   PROXY SOLICITATION AND GENERAL INFORMATION

         This proxy statement (the "Proxy Statement") is furnished to the holders (the "Stockholders") of shares of common stock of Universal Automotive Industries, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors (the "Board of Directors") for use at the annual meeting of Stockholders (the "Meeting") to be held on Monday, June 7, 1999, at 10:00 a.m., at the Radisson Hotel Lincolnwood, 4500 West Touhy Avenue, Lincolnwood, Illinois, and any adjournment thereof. The Company's bylaws (the "Bylaws") require the Directors to call and hold an annual meeting of stockholders each year. This Proxy Statement and the enclosed proxy were mailed to the Company's Stockholders on or about May 7, 1999. Stockholders who wish to attend the meeting should contact the Company at (773) 478-2323.

         Only Stockholders of record at the close of business on April 30, 1999 (the "Record Date") will be entitled to notice of and to vote at the Meeting. On the Record Date, 6,784,810 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), having one vote each, were issued and outstanding. A majority of the outstanding shares of Common Stock, represented at the Meeting in person or by proxy, will constitute a quorum.

         The Company will bear all costs associated with the solicitation of proxies, including the cost of preparing, printing and mailing this Proxy Statement and the reimbursement of brokerage firms and other record holders of shares of Common Stock for their expenses in forwarding proxy materials to beneficial owners of such shares. Following the original solicitation of proxies by mail, proxies may be solicited by officers and employees of the Company by telephone, facsimile, telegraph or in person. Such officers and employees will not be additionally compensated for soliciting proxies.

         Shares represented by properly executed proxies in the accompanying form received by the Board of Directors prior to the Meeting will be voted at the Meeting. Shares not represented by properly executed proxies will not be voted. If a Stockholder specifies a choice with respect to any matter to be acted upon, the Shares represented by that proxy will be voted as specified. If the Stockholder does not specify a choice, in an otherwise properly executed proxy, with respect to any proposal referred to therein, the Shares represented by that proxy will be voted with respect to that proposal in accordance with the recommendations of the Board of Directors described herein. A Stockholder who signs and returns a proxy in the accompanying form may revoke it by: (i) giving written notice of revocation to the Company before the proxy is voted at the Meeting; (ii) executing and delivering a later-dated proxy; or (iii) attending the Meeting and voting the shares in person.

         The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting is required for the election of Directors and the ratification of the independent auditors. With regard to the election of Directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes (shares not voted by brokers due to the absence of instructions from street name holders) on a matter are not considered voted or as present or represented on that matter and will have no effect on the outcome of the election of Directors. Unless the context otherwise requires, the term the "Company" includes Universal Automotive Industries, Inc. and its direct and indirect subsidiaries, including its predecessor, Universal Automotive, Inc.

                              ELECTION OF DIRECTORS

         The Board of Directors has nominated the six persons named below for election as Directors at the Meeting to serve until the 1999 Meeting of Stockholders and until their elected successors are qualified. The Bylaws provide that the Board of Directors shall consist of seven directors. A former director of the Company, Eric Goodman, resigned as a director of the Company during 1998. The Board of Directors has decided to reduce the size of the Board from seven to six persons. The Board of Directors may increase or decrease this number from time to time. All of the nominees below are presently serving as members of the Board of Directors. Each nominee has consented to have his name appear as a nominee in this Proxy Statement and to serve as a Director of the Company if elected. Should any nominee become unable to serve as a Director, shares of Common Stock represented at the Meeting by valid proxies may be voted for the election of such substitute nominee(s) as may be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable to serve as a Director.

         The following information is provided concerning the nominees for election as Directors of the Company:

====================================================================================================================
        NAME                 AGE     DIRECTOR SINCE           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
====================================================================================================================
Arvin Scott                  42           1986         Mr.  Scott has  served  as  President  and  Chief  Executive
                                                       Officer of the Company  since March 1996.  Mr.  Scott served as  Executive  Vice  President  of the Company  from October
                                                       1994 to  March  1996 and  served  as Vice  President  of the
                                                       Company  from 1986 to October  1994.  Mr.  Scott  joined the
                                                       Company in 1981 as a  purchaser  of  automotive  aftermarket replacement  parts for  distribution  in the Chicago  jobber market.  From  1984  to  1986,  Mr.  Scott  served  as  Vice
                                                       President  of  an   unaffiliated   Chicago-based   warehouse
                                                       distributor,  of  which  he  was  a  50%  owner.  Mr.  Scott oversees the  distribution  of the UBP Universal Brake Parts line and the Company's manufacturing operations.
-------------------------------------------------------------------------------------------------------------------
Yehuda Tzur                  46           1981         Mr.  Tzur,  the  founder of the  Company,  has served as its
                                                       Chairman of the Board of Directors since October 1994.
                                                       From 1981 to March 1996,  Mr. Tzur served as  President  and
                                                       Chief  Executive  Officer of the Company.  Mr. Tzur oversees the  Company's  administrative  functions  and its wholesale commodities operations.
-------------------------------------------------------------------------------------------------------------------
Sami Israel                  57           1984         Mr.  Israel  has  served as Vice  President  of the  Company since  October  1994 and served as  Treasurer of the Company from 1984 to October  1994.  Mr.  Israel has been a Director
                                                       of  the  Company  since  1984.   Mr.   Israel   manages  the
                                                       Company's   shipping  and  receiving   operations  from  the
                                                       Company's headquarters located in Chicago, Illinois.
-------------------------------------------------------------------------------------------------------------------
Sol S. Weiner                80           1995         Mr.  Weiner  is  a  private  investor  and  currently  is  a
                                                       Director of Comtech Telecommunications, Inc.
-------------------------------------------------------------------------------------------------------------------
Sheldon Robinson             72           1995         Mr.  Robinson  is  an  owner  and  President  of  Associated
                                                       Financial  Consultants,  Inc. and Robinson  Financial Group,
                                                       Inc.,   which   companies   sell  insurance  and  investment
                                                       products.  Mr.  Robinson has been in the insurance  business since 1963.
-------------------------------------------------------------------------------------------------------------------
Dennis L. Kessler            60           1997         Mr. Kessler is President of Kessler  Management  Consulting,
                                                       LLC. Prior to February  1998,  Mr. Kessler was  Co-President
                                                       of Fel-Pro  Incorporated  which manufactures and distributes
                                                       gaskets,   engine  parts  and  industrial   chemicals.   Mr.
                                                       Kessler  served in various  capacities  with  Fel-Pro  since
                                                       1964.
====================================================================================================================

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE.

                          CERTAIN INFORMATION REGARDING
                             THE BOARD OF DIRECTORS

         In 1998, the Board of Directors held three meetings, at which all Directors were present and two meetings at which all Directors except one were present. The Board of Directors presently has a Compensation Committee, an Audit Committee and a Nominating Committee. The Compensation Committee is responsible for reviewing, determining and establishing the salaries, bonuses and other compensation of the Company's executive officers. Because the Company's executive officers' employment agreements presently control the compensation paid to such executive officers, the Compensation Committee met only one time during 1998. The Audit Committee is responsible for recommending independent auditors, reviewing with the independent auditors the scope and results of the audit engagement, establishing and monitoring the Company's financial policies and control procedures, reviewing and monitoring the provision of non-audit services by the Company's independent auditors and reviewing all potential conflict of interest situations. The Audit Committee met two times during 1998. The Compensation Committee and Audit Committee are each presently comprised of Mr. Robinson, Mr. Weiner and Mr. Kessler, none of whom has ever been an officer or employee of the Company. Mr. Weiner is Chairman of the Audit Committee and Mr. Robinson is Chairman of the Compensation Committee. The Nominating Committee consists of Mr. Scott (Chairman) and Messrs. Kessler, Tzur and Israel. The Nominating Committee nominates candidates for election to the Board of Directors. The Nominating Committee did not meet during 1998.

                               EXECUTIVE OFFICERS

         The following sets forth information with respect to the Corporation's executive officer who is not a director. Such officer is elected annually by the Directors and serves until his successor is elected and qualified or until his death, resignation or removal by the Directors:

         Jerome J. Hiss, 48, has served as the Chief Financial Officer of the Company since August 1996 and Secretary and Assistant Treasurer since September 1996. He is a Certified Public Accountant and a 1972 graduate of the University of Notre Dame (B.B.A). From 1983 to August 1996, Mr. Hiss was employed at ANTEC Corporation, serving initially as controller of the manufacturing business and later as a corporate division controller. Prior to 1983, Mr. Hiss was employed by Household International and the public accounting firm of Deloitte & Touche.

                           SHARE OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 15, 1999 by (i) each Director of the Company who beneficially owns Common Stock, (ii) each Executive Officer named in the Summary Compensation Table, (iii) each person that is known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, and (iv) all Directors and executive officers as a group.

                                                                Number of Shares              Percent of
Name (1)                                                       Beneficially Owned         Shares Outstanding
--------                                                       ------------------         ------------------
Yehuda Tzur...................................................      1,088,440 (2)                 16.0%
Arvin Scott...................................................      1,009,150 (3)                 14.9%
Sami Israel...................................................      1,002,000 (4)                 14.8%
Sheldon Robinson..............................................        129,000 (5)                  1.9%
Sol S. Weiner.................................................        114,000 (6)                  1.7%
Reuben Gabay..................................................        811,000 (7)                 12.0%
Dennis L. Kessler.............................................        102,000 (8)                  1.5%
Jerome J. Hiss................................................          2,640 (9)                  *
Robert Geras..................................................        350,000                      5.2%
All directors, and officers as a group (7 persons)............      3,447,190 (10)                50.8%

-------------------------
*  less than one percent

(1) The address of each of Messrs. Tzur, Scott, Israel, Gabay and Hiss are 3350 North Kedzie Avenue, Chicago, Illinois 60618-5722. The address of Messrs. Robinson and Weiner are 6633 N. Sacramento, Chicago, Illinois 60645 and 101 Hamilton, Evanston, Illinois 60202, respectively. The address of Mr. Kessler is 170 Lakeside Place, Highland Park, Illinois 60035. The address of Mr. Geras is 2127 Valley Road, Northbrook, Illinois 60062.

(2) Includes 21,400 shares issuable upon the exercise of options which are currently exercisable.

(3) Includes 83,400 shares issuable upon the exercise of options which are currently exercisable.

(4) Includes 527,050 shares owned by Mr. Israel's spouse and children and 1,000 shares issuable upon the exercise of options which are currently exercisable.

     (5) Includes 14,000 shares issuable upon the exercise of options which are currently exercisable and 100,000 shares owned by a general partnership managed by Mr. Robinson.

     (6) Includes 8,000 shares issuable upon the exercise of options which are currently exercisable and 6,000 shares owned by Mr. Weiner's spouse.

     (7)   Includes 423,500 shares owned by Mr. Gabay's spouse and children.

     (8) Includes 2,000 shares issuable upon the exercise of options which are currently exercisable.

     (9) Includes 2,640 shares issuable upon the exercise of options which are currently exercisable.

     (10) Includes 132,440 shares issuable upon the exercise of options which are currently exercisable.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

     SUMMARY COMPENSATION TABLE

           The following table sets forth certain information with respect to the total annual compensation paid by the Company to the Chief Executive Officer and each of the other executive officers ("Named Executive Officers") whose total cash compensation for the year ended December 31, 1998 exceeded $100,000:

=================================================================================================================================
                                                   SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------------------------

NAME AND PRINCIPAL POSITION                   YEAR        ANNUAL COMPENSATION               LONG-TERM            ALL OTHER
---------------------------                   ----        -------------------              COMPENSATION         COMPENSATION
                                                                                           ------------         ------------
                                                        SALARY(C)        BONUSES       NUMBER OF OPTIONS
---------------------------------------------------------------------------------------------------------------------------------
Yehuda Tzur...........................        1998      $178,365           ---              26,000 (A)               ---
Chairman of the Board                         1997      $175,000           ---              10,000 (A)               ---
                                              1996      $160,000           ---                25,000                 ---


---------------------------------------------------------------------------------------------------------------------------------
Arvin Scott...........................        1998      $178,365           ---         116,000 (A) and (B)           ---
President and Chief Executive Officer         1997      $175,000           ---              10,000 (A)               ---
                                              1996      $154,800           ---                25,000                 ---


---------------------------------------------------------------------------------------------------------------------------------

Sami Israel...........................        1998      $137,596           ---                5,000                  ---
Vice President                                1997      $135,000           ---                  --                   ---
                                              1996      $135,000           ---                  --                   ---

---------------------------------------------------------------------------------------------------------------------------------
Jerome J. Hiss........................        1998      $104,413         $18,000            12,600 (A)               ---
Chief Financial Officer and Secretary         1997      $ 97,500           ---               1,000 (A)               ---
                                              1996      $ 33,750           ---                  --                   ---
---------------------------------------------------------------------------------------------------------------------------------

(A)   Holders of nonqualified options issued in 1997 were provided the option of holding the nonqualified options bearing a strike price of $5.00 or canceling and replacing them with qualified options for 60% of the number of shares subject to the nonqualified options. Consequently, Messrs. Scott, Tzur and Hiss elected to convert 10,000, 10,000 and 1,000 nonqualified options, respectively, and replace them with 6,000, 6,000 and 600 qualified options, respectively.

(B)   Of Mr. Scott's nonqualified options issued in 1995 bearing a strike price of $1.00, 44,000 nonqualified options were canceled and replaced with qualified options to purchase 60,000 shares at 110% of fair market value at the date of such grant.

(C)   The Company pays all its employees weekly. For 1998, there were 53 pay periods; therefore, compensation amounts include
      53 pay periods.

=================================================================================================================================

OPTION TABLES

     The following table sets forth certain information with respect to options granted to Messrs. Tzur and Scott during the year ended December 31, 1998 under the Company's Stock Option Plan (as hereinafter defined). The Company did not grant any stock appreciation rights during the year.

                             Option Grants in 1998

====================================================================================================================
                                                                                         Potential Realized Value
                                                                                         at Assumed Annual Rates
                                   Individual Grants                                          of Stock Price
                                                                                         Appreciation for Option
                                                                                                   Term
--------------------------------------------------------------------------------------------------------------------
                             Number of         % of Total
                            Securities      Options Granted     Exercise
                            Underlying      to Employees In       Price     Expiration
Name                      Options Granted     Fiscal Year      (per Share)     Date         5% ($)       10% ($)
--------------------------------------------------------------------------------------------------------------------
Yehuda Tzur                    20,000              9.4%            $1.20      6/9/08         12,650       34,360
--------------------------------------------------------------------------------------------------------------------
Yehuda Tzur (A)                 6,000              2.8%            $2.23     12/22/07             0        4,128
--------------------------------------------------------------------------------------------------------------------
Arvin Scott                    50,000             23.5%            $1.20      6/09/08        31,650       85,900
--------------------------------------------------------------------------------------------------------------------
Arvin Scott (B)                60,000             28.1%            $2.23     12/22/07             0       41,280
--------------------------------------------------------------------------------------------------------------------
Arvin Scott (A)                 6,000              2.8%            $2.23     12/22/07             0        4,128
--------------------------------------------------------------------------------------------------------------------
Sami Israel                     5,000              2.3%            $1.20      6/09/08         3,165        8,590
--------------------------------------------------------------------------------------------------------------------
Jerome J. Hiss (A)                600              0.3%            $2.03     12/22/07             0          533
--------------------------------------------------------------------------------------------------------------------
Jerome J. Hiss                 12,000              5.6%            $1.09      6/09/08         8,910       21,935
--------------------------------------------------------------------------------------------------------------------

(A)     Holders of nonqualified options issued in 1997 were provided the option of holding the nonqualified options bearing a strike price of $5.00 or canceling and replacing them with qualified options for 60% of the number of shares subject to the nonqualified options. Consequently, Messrs. Scott, Tzur and Hiss elected to convert
        10,000, 10,000 and 1,000 nonqualified options, respectively, and replace them with 6,000, 6,000 and 600 qualified options, respectively.

(B)     Of Mr. Scott's nonqualified options issued in 1995 bearing a strike price of $1.00, 44,000 nonqualified options were canceled and replaced with qualified options to purchase 60,000 shares at 110% of fair market value at the date of such grant.

====================================================================================================================

AGGREGATED OPTION EXERCISES IN FISCAL 1998 AND FISCAL YEAR-END OPTION VALUES

     The following table provides information on option exercises during the year ended December 31, 1998 by the Named Executive Officers and the value of such officers' unexercised stock options as of December 31, 1998.

=====================================================================================================================
                                                         Number of Unexercised      Value of Unexercised In-the-Money
                                                         Options at 12/31/98               Options at 12/31/98
---------------------------------------------------------------------------------------------------------------------
                   Shares Acquired      Value
      Name         on Exercise (#)   Realized ($)    Exercisable    Unexercisable    Exercisable    Unexercisable
---------------------------------------------------------------------------------------------------------------------
Yehuda Tzur               --              --           21,400           29,600               0              0
---------------------------------------------------------------------------------------------------------------------
Arvin Scott               --              --           83,400           68,600           1,375              0
---------------------------------------------------------------------------------------------------------------------
Sami Israel               --              --            1,000            4,000               0              0
---------------------------------------------------------------------------------------------------------------------
Jerome J. Hiss            --              --            2,640            9,960              84            336
=====================================================================================================================

COMPENSATION OF DIRECTORS

       Each Director of the Company, who is not an officer or employee of the Company, receives a fee of $2,500 per quarter and is reimbursed for out-of-pocket expenses incurred in connection with attending meetings of the Board of Directors. During 1998, Messrs. Weiner, Robinson and Kessler each received $10,000 in directors fees [and each received options to purchase 1,000 shares of Common Stock at a price of $1.09 per share which are exercisable immediately].

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       The Compensation Committee of the Board of Directors is comprised of Sol
S. Weiner, Sheldon Robinson and Dennis Kessler, none of whom have ever been an officer or employee of the Company.

EMPLOYMENT AGREEMENTS

       Each of Messrs. Tzur, Scott and Israel are parties to employment agreements with the Company, all of which extend to May 1999, unless terminated sooner in accordance with the provisions of such agreements, as amended, and which provide for the renewal thereof for successive periods of one year at the option of the Company. The employment agreements of each of such individuals currently provide for an annual base salary of $135,000 and periodic bonuses. Pursuant to the terms of the employment agreements, as amended, the officers' compensation thereunder is subject to periodic adjustment by the Board of Directors, or a committee thereof.

       The foregoing employment agreements contain certain non-competition covenants pursuant to which Messrs. Tzur, Scott and Israel are prohibited from owning (subject to limited exceptions) or providing certain services to businesses similar to or in competition with the business of the Company, so long as each of such individuals is employed pursuant to such employment agreements, and for a period of one-year thereafter.

       The Company has provided Mr. Hiss a benefit equal to one year's base compensation in the event of a change in control where there is a loss of employment, or to the extent employment is retained, an amount equal to the shortfall between base compensation and actual base compensation from the Company under new ownership or with another employer.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

       Presently, all compensation decisions relating to the salaries of the Named Executive Officers are governed by employment agreements between the Company and each of Mr. Tzur, Scott and Israel, which agreements provide for the payment of annual base salaries of $135,000, subject to increases or decreases, to each of such individuals in amount as determined by either the Board of Directors or the Compensation Committee and periodic bonuses. Because the Named Executive Officers' employment agreements presently control the compensation paid to such executive officers, the Compensation Committee did not formulate policies with respect to the Named Executive Officers' compensation during 1998.

COMPARATIVE PERFORMANCE GRAPH

       The graph set forth below compares cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the companies listed on the Nasdaq Stock Market (U.S. Companies) ("Nasdaq Market Index") and an industry group consisting of publicly-traded companies included in the Company's Standard Industrial Classification Code (SIC Code 5013 - Motor Vehicle Supplies & New Parts) (the "Industry Index") for the period from December 15, 1994 to December 31, 1998. The comparison assumes the investment of $100 in Common Stock, the Nasdaq Market Index and the Industry Index on December 15, 1994 and the reinvestment of all dividends. The shareholder return of each of the companies in the Industry Index has been weighted according to market capitalization at the beginning of each measurement period. Although most of the companies included in the Industry Index engage in the distribution of brake parts, such companies also engage in other lines of business.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
                   AMONG UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.
                     NASDAQ MARKET INDEX AND SIC CODE INDEX


                              [PERFORMANCE CHART]

COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE
COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS

                                     --------------------FISCAL YEAR ENDING--------------------
COMPANY/INDEX/MARKET                 12/15/94  12/30/94  12/29/95  12/31/96  12/31/97  12/31/98
UNIVERSAL AUTO                        100.00     93.02    106.98     19.19     17.15     10.47

MOTOR VEHICLE SUPPLIES & PARTS        100.00    100.00    103.38    111.92    119.44    114.30

NASDAQ MARKET INDEX                   100.00    100.00    129.71    161.18    197.16    278.08

                     ASSUMES $100 INVESTED ON DEC. 15, 1994
                           ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 1998


STOCK OPTION PLAN

       The Company maintains the Universal Automotive Industries, Inc. Share Option Plan (the "Stock Option Plan") for the benefit of its key employees, non-employee directors, advisors, independent contractors and such other persons as the Board of Directors believes valuable to the Company ("Eligible Persons"). Options granted under the Stock Option Plan may be either incentive stock options ("ISOs") under Section 422 of the Code or nonstatutory options (an option which is not intended to be an "incentive stock option," as defined in
Section 422 of the Code). Options to purchase an aggregate of 277,976 shares of Common Stock are outstanding under the Stock Option Plan.

       The Stock Option Plan, which was adopted by the Board of Directors on October 13, 1994 and approved by the Company's stockholders on October 13, 1994, is intended to encourage ownership of Common Stock by Eligible Persons, in order to attract such persons or to encourage such persons to serve or continue to serve the Company, and to provide additional incentives for such persons to promote the success of the Company. There are a total of 700,000 of Common Stock reserved for issuance under the Stock Option Plan. The Stock Option Plan is administered by the Board of Directors, which may delegate its authority to a committee.

       No ISOs shall be granted after the expiration of the earlier of ten years from the date of adoption and approval of the Stock Option Plan by the Company and its stockholders. The fair market value of shares of Common Stock with respect to which ISOs are exercisable for the first time by any Eligible Person during any calendar year shall not exceed $100,000.

       The exercisable price per share for shares underlying each nonstatutory option shall be determined by the Board of Directors, which has the power to determine eligibility to receive options and terms of any options granted, including the exercise price, the number of shares subject to such nonstatutory option, the vesting schedule and the exercise period. The exercise price per share for shares underlying all ISOs granted under the Stock Option Plan must be at least equal to the fair market value of a share of Common Stock on the date of the grant. With respect to any participant who owns stock possessing more than 10% of the voting power of the Company's outstanding capital stock, the exercise price per share for shares underlying any ISO granted must equal at least 110% of the fair market value of a share of Common Stock covered by such ISO on the grant date and the ISO shall terminate not more than five years from the grant date.

       ISOs shall terminate not more than ten years from the date of grant. Nonstatutory options shall terminate not more than eleven years from the date of grant. All options granted under the Stock Option Plan may be exercised over a period of time after such person leaves the Company or after death. All options granted under the Stock Option Plan are non-transferable.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's Directors, Executive Officers and persons who own more than 10% of the outstanding shares of the Common Stock file with the Securities and Exchange Commission, certain reports relating to their ownership of Common Stock and changes in such ownership. The Company is required to identify in this Proxy Statement any persons subject to this requirement who failed to file any such report on a timely basis. Based solely on a review of the copies of such reports furnished to the Company, all such reports were filed on a timely basis.

                              CERTAIN TRANSACTIONS

       As of December 31, 1997, the Company has advanced Mr. Scott $7,262, due on demand and without interest.

       The Company maintains key man term life insurance policies which it purchased through the insurance agency of which Sheldon Robinson, a director of the Company, is an owner, covering the life of Mr. Scott in the amount of $6,000,000 and Mr. Tzur in the amount of $1,000,000, the proceeds of which would be payable to the Company. The Company paid premiums of approximately $8,945 for these policies in 1998.

       Other than noted above, there are no outstanding loans with directors and Executive Officers as of December 31, 1998.

                      RATIFICATION OF INDEPENDENT AUDITORS

       The Board of Directors, upon the recommendation of the Audit Committee, has appointed, subject to stockholder ratification, the firm of Altschuler, Melvoin and Glasser LLP, certified public accountants, as the Company's independent auditors for 1999. If the shareholders do not ratify the appointment of Altschuler, Melvoin and Glasser LLP, the Board of Directors will reconsider its appointment, if so recommended by the Audit Committee.

       A representative of Altschuler, Melvoin and Glasser LLP is expected to be present at the Meeting. Such representative will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate shareholder questions.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF ALTSCHULER, MELVOIN AND GLASSER LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 1999.

                          DATE FOR RECEIPT OF PROPOSALS

       In order for stockholder proposals to be included in the proxy materials for the Company's 2000 Meeting of Stockholders, any such proposal must be received by the Company at its executive offices not later than January 2, 2000 and meet all other applicable requirements for inclusion therein.

                                 OTHER BUSINESS

       The Board of Directors is not aware of any other matter to come before the Meeting. However, if any such matter does come before the Meeting which requires the vote of the Stockholders, it is the intention of the persons named in the enclosed Proxies to vote the shares of Common Stock represented thereby in accordance with the recommendations of the Company's management and their judgment on such matter.

                           ANNUAL REPORT ON FORM 10-K

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998 WILL BE PROVIDED FREE OF CHARGE TO STOCKHOLDERS UPON WRITTEN REQUEST DIRECTED TO UNIVERSAL AUTOMOTIVE INDUSTRIES, INC., 3350 NORTH KEDZIE AVENUE, CHICAGO, ILLINOIS 60618, ATTENTION: JEROME HISS.



                                             By order of the Board of Directors,



                                             Jerome J. Hiss, Secretary


Chicago, Illinois
May 7, 1999

                      UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.
                                3350 North Kedzie
                             Chicago, Illinois 60618

          This Proxy is Solicited on Behalf of the Board of Directors.

         The undersigned hereby appoints Yehuda Tzur and Jerome Hiss, and each of them, as Proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the Shares of Common Stock of Universal Automotive Industries, Inc. (the "Corporation") held of record by the undersigned on April 30, 1999, at the Annual Meeting of Stockholders when convened on June 7, 1999, or any adjournment thereof.

1. ELECTION OF DIRECTORS--PROPOSAL to elect six Directors to hold office until the next Annual Meeting of Stockholders, or otherwise as provided in the Corporation's Certificate of Incorporation (check one box):

[ ]  FOR all nominees listed below              [ ]  WITHHOLD AUTHORITY
     (except as withheld in the space                to vote for all of
     provided below)                                 the nominees listed below

NOMINEES: Mr. Yehuda Tzur, Mr. Arvin Scott, Mr. Sami Israel, Mr. Sol S. Weiner, Mr. Sheldon Robinson and Dennis L. Kessler

(INSTRUCTIONS To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

                          Continued on the reverse side

2. SELECT AUDITOR--PROPOSAL to concur in the selection of Altschuler, Melvoin and Glasser LLP as the Corporation's independent auditor for the fiscal year ending December 31, 1999 (check one box); and

               [ ] FOR             [ ] AGAINST         [ ] ABSTAIN

3. OTHER BUSINESS--in their discretion, the Proxies are authorized to transact any other business as may properly come before the Meeting, or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directly herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

                                      -----------------------------------------
                                      Signature                            Date

                                      -----------------------------------------
                                      Signature                            Date


                                      NOTE: Sign exactly as name appears above.
                                      If joint tenant, both should sign. If
                                      attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, please sign corporate name by President or authorized officer. If a partnership, sign in full partnership name by authorized person.



Please promptly initial, date, sign and return the card using the addressed envelope. Please contact Jerome Hiss at (773) 478-2323 with any questions regarding the above.